UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2008

AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8137 (Commission File Number)	59-6490478 (IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada (Address of principal executive offices)	89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 7.01 Regulation FD Disclosure.
     Officers of American Pacific Corporation (the “Company”) intend to present to various investors and others the information about the Company described in the slides furnished as Exhibit 99.1, which are incorporated herein by reference. The slides include the Company’s guidance for the fiscal year ended September 30, 2008 (“fiscal 2008”), as previously included in the Company’s press release of August 5, 2008 that was furnished to the Securities and Exchange Commission (the “SEC”) in the Company’s Forms 8-K of the same date. Such guidance has remained unchanged since the Company’s prior release. The slides, or modifications thereof, may be used from time to time in connection with other presentations by officers of the Company in the foreseeable future. The slides are also available for viewing on the Company’s website at www.apfc.com. The Company reserves the right to discontinue that availability at any time.
     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference). The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. Additionally, this information is intended to be an overview and should be considered in the context of the information disclosed in the Company’s other filings with the SEC as well as other publicly-disclosed information about the Company.
     The information incorporated herein by reference includes references to adjusted EBITDA, pro forma adjusted EBITDA, segment EBITDA and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). Our non-GAAP financial measures should not be considered as an alternative to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are: (i) they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments; (ii) they do not reflect changes in, or cash requirements for, the Company’s working capital needs; (iii) they do not reflect interest expense or cash requirements necessary to service interest or principal payments on the Company’s debt; (iv) although depreciation is a non-cash charge, the assets being depreciated may be replaced in the future, and adjusted EBITDA and other EBITDA based measures do not reflect any cash requirements for such replacements; (v) they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and (vi) other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.
     EBITDA-based measures and other ratios calculated based on these financial measures are presented solely as a supplemental disclosure because management believes that they are useful performance measures that are widely used within the industry. In addition, EBITDA is a significant measurement for covenant compliance under the Company’s current and prior credit facilities. EBITDA is not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.
     We have included reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP as follows:
Adjusted EBITDA and Related EBITDA-Based Measures and Margins
     On November 30, 2005, we completed the acquisition of the fine chemicals business of GenCorp Inc., or the “AFC Business,” through the purchase of substantially all of the assets of Aerojet Fine Chemicals, LLC and the assumption of certain of its liabilities. AFC Business results are included in our consolidated financial statements beginning November 30, 2005. The AFC Business is a manufacturer of active pharmaceutical ingredients and registered intermediates under cGMP guidelines for customers in the pharmaceutical industry.
Adjusted EBITDA and Adjusted EBITDA Margin. We compute adjusted EBITDA as net income (loss) plus extraordinary gain, loss from discontinued operations, income tax provision (benefit), interest expense, debt repayment charges, depreciation and amortization, environmental remediation charges and share-based compensation expense. We compute adjusted EBITDA margin as adjusted EBITDA divided by revenues.
Segment EBITDA and Segment EBITDA Margin. We compute segment EBITDA as segment operating income plus segment depreciation and amortization. We compute segment EBITDA margin as segment EBITDA divided by segment revenues.
Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin. We compute pro forma adjusted EBITDA as adjusted EBITDA plus the pro forma affect to include historical EBITDA of the AFC Business for periods prior to its inclusion in our consolidated financial statements. We compute pro forma adjusted EBITDA margin as pro forma adjusted EBITDA divided by pro forma revenues.
RECONCILIATION OF SEGMENT OPERATING INCOME TO SEGMENT EBITDA

	Year Ended September 30, 2007
	Specialty	Fine	Aerospace	Other
	Chemicals	Chemicals	Equipment	Businesses	Total

Segment operating income	$18,223	$16,790	$1,458	$1,210	$37,681
Depreciation and amortization	5,159	13,637	142	12	18,950

Segment EBITDA	$23,382	$30,427	$1,600	$1,222	$56,631

Revenues	$57,088	$104,441	$17,348	$5,051	$183,928
Segment EBITDA as a percentage of revenues	41.0%	29.1%	9.2%	24.2%
Note: Segment operating results exclude corporate expenses

RECONCILIATION OF REVENUES TO PRO FORMA REVENUES AND RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND PRO FORMA ADJUSTED EBITDA

	Year Ended September 30,				June 30,
				2008
	2005 (a)	2006 (b)	2007	Guidance (c)	2007	2008
Revenues	$67,813	$141,904	$183,928	$195,000	$122,200	$131,977

Fine Chemicals pro forma adjustment	64,470	18,242

Pro forma revenues	$132,283	$160,146

Net Income (Loss)	$(9,691)	$(3,894)	$4,984	$7,500	$1,363	$4,624
Add back:
Loss from discontinued operations	702	891	—	—	—	—
Extraordinary gain	(1,554)	—	—	—	—	—
Income tax provision (benefit)	(8,367)	(4,300)	4,605	6,000	1,339	3,489
Interest expense	—	11,431	11,996	11,000	9,169	8,073
Debt repayment charges	—	—	2,916	—	2,714	—
Depreciation and amortization	5,639	20,181	19,461	17,000	14,502	12,472
Environmental remediation charges	22,400	3,600	—	—	—	—
Share-based compensation	—	359	75	—	67	90

Asjusted EBITDA	9,129	28,268	$44,037	$41,500	$29,154	$28,748

Fine Chemicals pro forma adjustment	11,900	1,904

Pro forma adjusted EBITDA	$21,029	$30,172

(a)	Fine Chemicals pro forma adjustment to include revenues and adjusted EBITDA of the AFC Business as if the acquisition had occurred on October 1, 2004. Pro forma adjustments represent the historical results of the AFC Business for the twelve months ended August 31, 2005.

(b)	Fine Chemicals pro forma adjustment to include revenues and adjusted EBITDA of the AFC Business as if the acquisition had occurred on October 1, 2005. Pro forma adjustments represent the historical results of AFC Business for the two months ended November 30, 2005.

(c)	Based on the Company’s guidance for fiscal 2008 as previously included in the Company’s press release of August 5, 2008 that was furnished to the SEC in the Company’s Form 8-K of the same date.
Cautionary Note Regarding Forward-Looking Statements
     This report and the information incorporated herein by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements regarding the Company’s expectations, beliefs or intentions regarding the future and other statements of management’s opinion, including financial results guidance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, including financial results, market performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, our belief that annual demand and volume for ammonium perchlorate will be relatively stable over the next several years, our expectation that investments will be a key enabler of, and will result in, growth in our Fine Chemicals segment, our expectation that our Aerospace Equipment segment will benefit from the market growth for satellite thrusters and propulsion systems over the next several years, expectations regarding future product mix, product growth and corresponding margins, our expectations regarding depreciation, amortization, interest and corporate expenses, our expectations with respect to general business trends in each of our business segments, and the other risks and uncertainties detailed in the Company’s periodic and other filings with the SEC, including in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Risk Factors in the Company’s Form 10-K for the fiscal year ended September 30,

2007 and in the Company’s most recent Form 10-Q for the quarterly period ended June 30, 2008. All forward-looking statements in this document, including those that are incorporated herein by reference, are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Management Presentation*

*	Furnished not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: October 1, 2008	By:	/s/ Dana M. Kelley
Dana M. Kelley
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management Presentation.*

*	Furnished, not filed.